Statements of Operations (Unaudited) (Unaudited, USD $)	3 Months Ended		15 Months Ended
	Nov. 30, 2011	Nov. 30, 2010	Nov. 30, 2011
Unaudited
REVENUE
EXPENSES:
General & Administrative	27,032	1,750	66,089
Consulting fees	7,967		44,967
Total expenses	34,999	1,750	111,056
Net loss	(34,999)	(1,750)	(111,056)
Weighted average number of common shares outstanding - basic	33,398,461	0
Net loss per share - basic	$ 0	$ 0